UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2017

COWEN INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34516	27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

599 Lexington Avenue

New York, NY 10022

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 845-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 5, 2017, Cowen Inc. (the “Company”) entered into an underwriting agreement with Morgan Stanley & Co. LLC and UBS Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Underwriters agreed to purchase from the Company $120.0 million aggregate principal amount of the Company’s 7.35% senior notes due 2027 (the “2027 Notes”). The Underwriters may also purchase up to an additional $18.0 million of 2027 Notes from the Company at the public offering price, less the underwriting discount, within 30 days from the date of the prospectus supplement (referred to below).

On December 8, 2017, the Company completed the offering (the “Offering”) of $120.0 million aggregate principal amount of the 2027 Notes. The 2027 Notes were sold pursuant to an effective Registration Statement on Form S-3 (File No. 333-221496) (the “Registration Statement”) initially filed with the Securities and Exchange Commission (the “SEC”) on November 9, 2017, as amended by Amendment No. 1 filed with the SEC on December 1, 2017, and declared effective, and a related prospectus and prospectus supplement filed with the SEC. The 2027 Notes were issued pursuant to a Second Supplemental Indenture, dated as of December 8, 2017 (the “Second Supplemental Indenture”), by and between the Company and The Bank of New York Mellon, as trustee (the “Trustee”). The Second Supplemental Indenture supplements the Base Indenture by and between the Company and the Trustee, dated as of October 10, 2014 (the “Base Indenture”).

The 2027 Notes will be issued in denominations of $25.00 and integral multiples of $25.00 and bear interest at the rate of 7.35% per annum based upon a 360-day year of twelve 30-day months. Interest on the 2027 Notes is payable quarterly in arrears on March 15, June 15, September 15 and December 15, commencing on March 15, 2018. The 2027 Notes will mature on December 15, 2027.

On or after December 15, 2020, the Company may, at its option, redeem the 2027 Notes in whole at any time or in part from time to time, upon the payment of 100% of the principal amount of the 2027 Notes being redeemed plus accrued and unpaid interest to the date of redemption. On and after any redemption date, interest will cease to accrue on the redeemed 2027 Notes.

The public offering of the 2027 Notes was completed at 100.0% of the principal amount of the 2027 Notes. The Company received net proceeds of approximately $115.6 million, after deducting the underwriting discount payable to the Underwriters and estimated expenses payable by the Company. The Company will use the net proceeds from the 2027 Notes offering to (i) redeem all of its outstanding 8.25% Senior Notes due 2021 (the “2021 Notes”) issued pursuant to the Base Indenture, as supplemented by the First Supplemental Indenture, dated as of October 10, 2014 (the “First Supplemental Indenture”), by and between the Company and the Trustee, and (ii) for general corporate purposes.

The foregoing description of the Underwriting Agreement, the Base Indenture, the Second Supplemental Indenture and the 2027 Notes does not purport to be complete and is qualified in its entirety be reference to the full text of the Base Indenture, the Second Supplemental Indenture and the form of 2027 Note. Copies of the Base Indenture, the Second Supplemental Indenture and form of Note are included as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K, and are incorporated by reference herein and into the Registration Statement.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the 2027 Notes and the Base Indenture as supplemented by the Second Supplemental Indenture set forth in Item 1.01 is incorporated by reference.

Item 8.01. Other Events

On December 5, 2017, the Company issued a press release announcing the pricing of the 2027 Notes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On December 8, 2017, and pursuant to Section 5.2 and Section 5.4 of the Base Indenture, Section 3.01(b) of the First Supplemental Indenture and Paragraph 2 of the reverse side of the 2021 Notes, the Company issued a redemption notice announcing that it will redeem all of the 2021 Notes, of which an aggregate principal amount of $63.3 million is outstanding. The redemption date is January 8, 2018 (the “Redemption Date”). The redemption price is 106.188% of the principal amount of the 2021 Notes, plus accrued and unpaid interest thereon to, but not including, the Redemption Date (the “Redemption Price”). The aggregate accrued interest on the 2021 Notes payable on the Redemption Date is $1,203,067.71. Accrued interest will be payable to the holders of record of the 2021 Notes as of January 1, 2018.

In connection with the redemption of the 2021 Notes, the Company is also discharging the Base Indenture as supplemented by the First Supplemental Indenture with respect to the 2021 Notes (but not with respect to any other series of securities issued or to be issued pursuant to the Base Indenture, as it may be supplement from time to time). On December 8, 2017, pursuant to Section 11.1 of the Base Indenture the Company delivered to the Trustee $68,366,977.71 representing payment of the Redemption Price and the documentation required under the Base Indenture as supplemented by the First Supplemental Indenture in connection therewith. The Company irrevocably directed the Trustee to hold the money deposited therewith in trust pursuant to the Base Indenture as supplemented by the First Supplemental Indenture and to apply the funds so deposited as payment of the Redemption Price on the Redemption Date.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

1.1	Underwriting Agreement, dated as of December 5, 2017, by and between Cowen Inc. and with Morgan Stanley & Co. LLC and UBS Securities LLC, as representatives of the several Underwriters named therein.

4.1	Senior Notes Indenture, dated as of October 10, 2014, by and between Cowen Group, Inc. (n/k/a Cowen Inc.) and The Bank of New York Mellon, as Trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on October 10, 2014).

4.2	Second Supplemental Indenture, dated as of December 8, 2017, by and between Cowen Inc. and The Bank of New York Mellon, as Trustee.

4.3	Form of 7.35% Senior Notes due 2027 (included as Exhibit A to Exhibit 4.2 above).

5.1	Opinion of Willkie Farr & Gallagher LLP with respect to the 2027 Notes.

5.2	Consent of Willkie Farr & Gallagher LLP (included as part of Exhibit 5.1 above).

99.1	Press release issued by Cowen Inc. on December 5, 2017 with respect to the pricing of the offering.

EXHIBIT INDEX

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated as of December 5, 2017, by and between Cowen Inc. and with Morgan Stanley & Co. LLC and UBS Securities LLC, as representatives of the several Underwriters named therein.

4.1	Senior Notes Indenture, dated as of October 10, 2014, by and between Cowen Group, Inc. (n/k/a Cowen Inc.) and The Bank of New York Mellon, as Trustee (incorporated herein by reference to Exhibit 4.1 to the Company’s current report on Form 8-K filed with the Securities and Exchange Commission on October 10, 2014).

4.2	Second Supplemental Indenture, dated as of December 8, 2017, by and between Cowen Inc. and The Bank of New York Mellon, as Trustee.

4.3	Form of 7.35% Senior Notes due 2027 (included as Exhibit A to Exhibit 4.2 above).

5.1	Opinion of Willkie Farr & Gallagher LLP with respect to the 2027 Notes.

5.2	Consent of Willkie Farr & Gallagher LLP (included as part of Exhibit 5.1 above).

99.1	Press release issued by Cowen Inc. on December 5, 2017 with respect to the pricing of the offering.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN INC.

Dated: December 8, 2017	By:	/s/ Owen S. Littman
	Name:	Owen S. Littman
	Title:	General Counsel